Fourth-Quarter & Full-Year 2013 Earnings Summary January 30, 2014

Caution Concerning Forward-Looking Statements
and Non-GAAP Financial Measures

Today’s presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
and Time Warner Cable intends that all such statements be covered by the safe harbor provisions of the federal securities laws. Statements herein regarding future financial and operating results and any other statements about future expectations constitute “forward-looking statements.” These forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time Warner Cable. More detailed information about these factors may be found in filings by Time
Warner Cable with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Time Warner Cable is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-
looking statements, whether as a result of new information, future events, or otherwise.
This presentation includes information regarding the historical financial performance through December 31, 2013 of Time
Warner Cable and its expectations regarding future performance, including historical financial performance as reflected in non-GAAP financial measures such as OIBDA (Operating Income before Depreciation and Amortization), Adjusted OIBDA,
Adjusted OIBDA less capital expenditures, Adjusted net income attributable to TWC shareholders, Adjusted Diluted EPS and Free Cash Flow. Please note that schedules setting out the reconciliation of historical non-GAAP financial measures to
Operating Income, net income attributable to TWC shareholders and cash provided by operating activities or other most directly comparable GAAP financial measures, as applicable, are included in the trending schedules posted on the Time
Warner Cable company website at www.twc.com/investors and, as applicable, also are included in the Company’s earnings release for the quarter ended December 31, 2013, which can also be accessed from the Company’s website.

Legends
ADDITIONAL INFORMATION
CERTAIN INFORMATION REGARDING PARTICIPANTS
Time Warner Cable and certain of its directors and executive officers may be deemed to be participants in a solicitation under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Time Warner
Cable’s directors and executive officers in Time Warner Cable’s Annual Report on Form 10-K for the year ended December 31,
2012, which was filed with the SEC on February 15, 2013, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on April 4, 2013. These documents can be obtained free of charge from the sources indicated above.
Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Time Warner Cable expects to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and to
provide any definitive proxy statement to its security holders. INVESTORS AND SECURITY HOLDERS OF TIME WARNER
CABLE ARE URGED TO READ THIS DOCUMENT AND ANY OTHER DOCUMENTS FILED BY TIME WARNER CABLE WITH THE SEC
CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and any other documents filed with the SEC by Time Warner Cable through the web site maintained by the SEC at http://www.sec.gov.

Quarterly Highlights
Refer to Endnotes on slide 15 of definitions.

Financial Highlights
Full-year revenue grew 3.4% year over year, driven primarily by growth of 21.6% in business services revenue and
14.4% in residential high-speed data revenue.
.
Operational Highlights
Residential subscriber performance improved sequentially each month during Q4 and continued to improve in January.
TWC now offers residential high-speed data speeds of 100 Mbps in several cities and regions, including Los Angeles,
Kansas City and Hawaii. Residential wideband high-speed data subscribers (which includes the 30, 50, 75 and 100
Mbps tiers) more than doubled year over year to 910,000 subscribers.
TWC’s first generation cloud-based guide with an advanced VOD portal was installed on 2.8 million set-top boxes at year end.
As of December 31, 2013, TWC’s video customers had access to 183 HD channels on average.
Time Warner Cable ended 2013 with 44,000 IntelligentHome customers, an increase of 32,000 subscribers during the year. IntelligentHome is now offered virtually throughout the Company’s footprint.
During the fourth quarter, TWC added 16,000 commercial buildings to its network, ending the year with connectivity to 860,000 commercial buildings.
On December 31, 2013, the Company acquired DukeNet – a regional fiber optic network company primarily serving the
Carolinas – for $572 million in cash (including the repayment of debt), net of cash acquired and capital leases assumed. With the acquisition of DukeNet, TWC ended 2013 with 14,000 cell towers installed on its network.
The TWC TV
®
app is now available on the Amazon Kindle Fire™ platform, in addition to Apple™ iOS and Android™ tablets and smartphones, Roku™ Streaming Players, Samsung™ Smart TVs and Xbox 360™ video game consoles, and on PC and
Mac computers via www.twctv.com. TWC TV
®
features up to 300 linear channels and over 4,000 hours of VOD programming on all TWC TV
®
app platforms in the home and up to 24 live channels and 1,200 hours of VOD content from 40 networks outside of the home.
Fourth-quarter 2013 average monthly revenue per residential customer relationship ARPU
(1)
grew 2.2% to $106.03,
which is the highest rate of growth since the first quarter of 2012. Residential high-speed data ARPU
(1)
increased
12.4% to $46.21.
During 2013, total return of capital
(6)
increased 28% to $3.3 billion. Since inception of the share repurchase program in November 2010 through December 31, 2013, TWC has repurchased over 25% of its outstanding shares for $7.5 billion at an average price of $82.51 per share.
TWC expanded its WiFi initiative, finishing 2013 with 30,000 TWC WiFi
®
access points. Through the Cable Wi-Fi
®
network, most TWC high-speed data customers now have access to more than 200,000 hotspots across the U.S.

Selected Financial Results
Refer to slides 15-17 for definitions, additional information and reconciliations of non-GAAP financial measures.
(in millions, except per share data)
Revenue $ 5,577 $ 5,485 $ 92 1.7% $ 22,120 $ 21,386 $ 734 3.4%
Adjusted OIBDA
(2)
$ 2,026 $ 1,994 $ 32 1.6% $ 7,980 $ 7,824 $ 156 2.0%
Operating Income $ 1,173 $ 1,169 $ 4 0.3% $ 4,580 $ 4,445 $ 135 3.0%
Diluted EPS
(4)
$ 1.89 $ 1.68 $ 0.21 12.5% $ 6.70 $ 6.90 $ (0.20) (2.9%)
Adjusted Diluted EPS
(3)
$ 1.82 $ 1.57 $ 0.25 15.9% $ 6.61 $ 5.75 $ 0.86 15.0%
Cash provided by operating activities $ 1,599 $ 1,410 $ 189 13.4% $ 5,753 $ 5,525 $ 228 4.1%
Capital expenditures $ 827 $ 904 $ (77) (8.5%) $ 3,198 $ 3,095 $ 103 3.3%
Free Cash Flow
(5)
$ 773 $ 587 $ 186 31.7% $ 2,606 $ 2,552 $ 54 2.1%
Return of capital
(6)
$ 868 $ 742 $ 126 17.0% $ 3,284 $ 2,564 $ 720 28.1%
4th Quarter Full Year
Change Change
$ % % 2013 2012 $ 2013 2012

40
20
0
-20
-40
-60
-80
October
November
December
January
2013 - 2014
2012 - 2013

0
-20
-40
-60
-80
-100
-120
October
November
December
January
2013 - 2014
2012 - 2013

100
80
60
40
20
0
-20
-40
October
November
December
January
2013 - 2014
2012 - 2013

30
20
10
0
-10
-20
-30
October
November
December
January
2013 - 2014
2012 - 2013

Residential Customer Relationships and Video, High-speed
Data and Voice Subscriber Trends All Improved Sequentially
Throughout the Quarter and January
Residential Video Subscribers Residential Customer Relationships
Residential HSD Subscribers
Residential Voice Subscribers
Net Additions (Declines)
(in Thousands)

$5,485
+1.7%
$5,577
$80
$313
$515
$4,577
$103
$278
$616
$4,580
4Q12
4Q13
Residential Services
Business Services
Advertising
Other

+3.3%
$119.83
$123.81
4Q12
4Q13

7 Total Revenue Revenue ($ in Millions) Total Customer Relationship ARPU (1) Refer to Endnotes on slide 15 for definitions.

+0.1%
$527
$493
$1,346
$1,531
$2,687
$2,536
4Q12
4Q13
Video
HSD
Voice
Other

+19.6%
$48
$52
$83
$87
$245
$51
$70
$89
$113
$293
4Q12
4Q13
HSD
Voice
Video
Wholesale transport
Other

(11.2%)
$60
$253
$7
$271
4Q12
4Q13
Non-Political
Political

8 Residential, Business and Advertising Revenue Business Services ($ in Millions) $616 $515 Advertising ($ in Millions) Residential Services ($ in Millions) $20 $17 $4,580 $4,577 $313 $278

+1.7%
$1,153
$1,188
$1,150
$1,161
$1,176
$1,214
4Q12
4Q13
Employee
All Other Operating Expense*
Video Programming

+1.6%
$1,994
$2,026
4Q12
4Q13

+0.3%
$1,169
$1,173
4Q12
4Q13

Adjusted OIBDA (2) & Operating Income
Adjusted OIBDA
(2)
($ in Millions)
Adjusted OIBDA Margin
(7)
36.4%
4Q12 4Q13
36.3%
Operating Income
($ in Millions)
Operating Income Margin
(8)
21.3%
4Q12 4Q13
21.0%
Operating Expenses
+
($ in Millions)
$3,551
$3,491
Refer to slides 15-17 for definitions, additional information and reconciliations of non-GAAP financial measures.
*All Other Operating Expense consists of Marketing, Voice, Video Franchise and Other Fees, High-speed Data, Bad Debt and Other Expenses.
+
Operating Expenses consist of Cost of Revenue and Selling, General & Administrative Expenses.

12.5%
$1.68
$1.89
4Q12
4Q13

+15.9%
$1.57
$1.82
4Q12
4Q13

Diluted Earnings Per Share
Diluted EPS
(4)
Adjusted Diluted EPS
(3)
Refer to slides 15-17 for definitions, additional information and reconciliations of non-GAAP financial measures.

305.6
4Q12 4Q13
285.2
Average Diluted Common Shares
Outstanding
(in Millions)
• Net income attributable to TWC
shareholders increased 5.3%
• Average diluted common shares
declined 6.7%
• Adjusted net income attributable to
TWC shareholders increased 8.6%
• Average diluted common shares
declined 6.7%

(8.5%)
182
722
229
598
4Q12
4Q13
Residential services, advertising and other
Business Services

+3.3%
$606
$2,489
$800
$2,398
2012
2013
Residential services, advertising and other
Business Services

Capital Expenditures
Refer to Endnotes on slide 15 for definitions.
Three-Month Capital Expenditures
($ in Millions)
Three-Month Capital Intensity
(9)
Total 16.5%
4Q12 4Q13
14.8%

Twelve-Month Capital Expenditures
($ in Millions)
Twelve-Month Capital Intensity
(9)
Total 14.5%
2012 2013
14.5%
$827
$904
$3,198
$3,095

Free Cash Flow (5)

($ in Millions)
Twelve Months Ended December 31,
Refer to slides 15-17 for definitions, additional information and reconciliations of non-GAAP financial measures.
•
Growth in Free Cash Flow driven by lower
pension plan contributions and higher
Adjusted OIBDA, partially offset by higher
net income tax payments, increased capital
expenditures and a change in working
capital requirements.

Tangible Repair Regulation (TRR)
TRR Benefit deferred to 2014
TRR Benefit deferred from 2013
Stimulus Benefit deferred to 2010
Stimulus Benefit deferred from 2011
Stimulus Reversals
Stimulus Benefit
Net Benefit
$326
$230
($28)
$619
($102)
($78)
~($175)
~($200)
~($125)
~($75)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Stimulus Program Impact on Cash Taxes
Actual Historical Impact
Expected to drive approximately $175m decrease in cash flow generation in 2014
Projected Impact*
($ in Millions)
*Realized impact will depend on actual capital expenditures.  This analysis includes the impact from enacted stimulus laws to date and assumes capital spending excluding acquisitions remains around the 2014 expected level of $3.7 to $3.8 billion during each of those years.

Return of Capital (6)
2Q12 4Q11 1Q12 3Q12

4Q12
($ in Millions)
(5)
1Q13 3Q13 2Q13 4Q13
$391
$718
$824
$423
$587
$661
$732
$440
$773
$154
$179 $177
$173 $171
$195 $191
$187
$185
$366
$353
$440
$500
$571
$660
$638
$545
$683
Free Cash Flow Dividends
Share Repurchases
Refer to slides 15-17 for definitions, additional information and reconciliations of non-GAAP financial measures.

Endnotes

(1) ARPU represents average monthly revenue per unit.  Residential customer relationship ARPU represents residential services revenue divided by the corresponding average residential customer relationships for the period.  Total customer relationship ARPU represents total revenue divided by the corresponding average customer relationships for the period.  Residential high-speed data ARPU represents residential high-speed data revenue divided by the corresponding average residential high-speed data subscribers for that period.
(2) Adjusted OIBDA is defined as Operating Income before Depreciation and Amortization excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets; gains and losses on asset sales; merger-
related and restructuring costs; and costs associated with certain equity awards granted to employees to offset value lost as a result of the Company’s separation from Time Warner Inc.
(3) Adjusted Diluted EPS means net income per diluted common share attributable to TWC common shareholders excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets and investments;
gains and losses on asset sales; merger-related and restructuring costs; changes in the Company’s equity award reimbursement obligation to Time Warner Inc.; certain changes to income tax provision; and costs associated with certain equity awards granted to employees to offset value lost as a result of the Company’s separation from Time
Warner Inc.; as well as the impact of taxes and noncontrolling interests on the above items.
(4) Diluted earnings per share (EPS) is defined as net income per diluted common share attributable to TWC common shareholders.
(5) Free Cash Flow is defined as cash provided by operating activities (as defined under GAAP) excluding the impact, if any, of cash provided or used by discontinued operations, plus (i) any income taxes paid on investment sales and (ii) any excess tax benefit from equity-based compensation, less (i) capital expenditures, (ii) cash paid for other intangible assets (excluding those associated with business combinations), (iii) partnership distributions to third parties and (iv) principal payments on capital leases.
(6) Return of capital represents dividends paid and share repurchases and does not reflect the fees, commissions or other costs associated with the stock repurchase program.
(7) Adjusted OIBDA margin is defined as Adjusted OIBDA as a percentage of total revenue.
(8) Operating Income margin is defined as Operating Income as a percentage of total revenue.
(9) Capital intensity is defined as capital expenditures as a percentage of revenue.

USE OF NON-GAAP FINANCIAL MEASURES

In discussing its performance, the Company may use certain measures that are not calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  These measures include OIBDA, Adjusted OIBDA, Adjusted OIBDA less capital expenditures, Adjusted net income attributable to TWC shareholders, Adjusted Diluted EPS and Free Cash Flow, which the
Company defines as follows:
paid on investment sales and (ii) any excess tax benefit from equity-based compensation, less (i) capital expenditures, (ii) cash paid for other intangible assets (excluding those associated with business combinations), (iii) partnership distributions to third parties and (iv) principal payments on capital leases.
Management uses OIBDA and Adjusted OIBDA, among other measures, in evaluating the performance of the Company’s business because they eliminate the effects of (i) considerable amounts of noncash depreciation and amortization and (ii) items not within the control of the Company’s operations managers (such as income tax provision, other income (expense), net, and interest expense, net).  Adjusted OIBDA further eliminates the effects of certain noncash items identified in the definition of Adjusted OIBDA above.  Adjusted OIBDA less capital expenditures also allows management to evaluate performance including the effect of capital spending decisions.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures are also significant performance measures used in the Company’s annual incentive compensation programs.  Adjusted net income attributable to TWC shareholders and Adjusted Diluted EPS are considered important indicators of the operational strength of the Company as these measures eliminate amounts that do not reflect the fundamental performance of the Company. The Company utilizes Adjusted Diluted EPS, among
other measures, to evaluate its performance both on an absolute basis and relative to its peers and the broader market.   Management believes that Free Cash Flow is an important indicator of the
Company’s ability to generate cash, reduce net debt, pay dividends, repurchase common stock and make strategic investments, after the payment of cash taxes, interest and other cash items.  In addition, all of these measures are commonly used by analysts, investors and others in evaluating the Company’s performance and liquidity.
These measures have inherent limitations.  For example, OIBDA and Adjusted OIBDA do not reflect capital expenditures or the periodic costs of certain capitalized assets used in generating revenue.  To compensate for such limitations, management evaluates performance through Adjusted OIBDA less capital expenditures and Free Cash Flow, which reflect capital expenditure decisions, and net income attributable to TWC shareholders, which reflects the periodic costs of capitalized assets.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures do not reflect any of the items noted as exclusions in the definition of Adjusted OIBDA above.  To compensate for these limitations, management evaluates performance through OIBDA and net income attributable to TWC shareholders, which do reflect such items.  OIBDA, Adjusted OIBDA and Adjusted OIBDA less capital expenditures also fail to reflect the significant costs borne by the Company for income taxes and debt servicing costs, the results of the Company’s equity investments and other non-operational income or expense.  Additionally, Adjusted net income attributable to TWC shareholders and Adjusted Diluted EPS do not reflect certain charges that affect the operating results of the Company and they involve judgment as to whether items affect fundamental operating performance.  Management compensates for these limitations by using other analytics such as a review of net income attributable to TWC shareholders.  Free Cash Flow, a liquidity measure, does not reflect payments made in connection with investments and acquisitions, which reduce liquidity.  To compensate for this limitation, management evaluates such investments and acquisitions through other measures such as return on investment analyses.
These non-GAAP measures should be considered in addition to, not as substitutes for, the Company’s Operating Income, net income attributable to TWC shareholders and various cash flow measures (e.g., cash provided by operating activities), as well as other measures of financial performance and liquidity reported in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies.
Adjusted OIBDA less capital expenditures means Adjusted OIBDA minus capital expenditures.
Free Cash Flow means cash provided by operating activities (as defined under GAAP) excluding the impact, if any, of cash provided or used by discontinued operations, plus (i) any income taxes
OIBDA (Operating Income before Depreciation and Amortization)
means Operating Income before depreciation of tangible assets and amortization of intangible assets.
Adjusted net income attributable to TWC shareholders means net income attributable to TWC shareholders (as defined under GAAP) excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets and investments; gains and losses on asset sales; merger-related and restructuring costs; changes in the Company’s equity award reimbursement obligation to Time Warner; certain changes to income tax provision; and costs associated with certain equity awards granted to employees to offset value lost as a result of the Separation; as well as the impact of taxes on the above items. Similarly, Adjusted Diluted EPS means net income per diluted common share attributable to TWC common shareholders excluding the above items.
Adjusted OIBDA means OIBDA excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets; gains and losses on asset sales; merger-related and restructuring costs; costs associated with certain equity awards granted to employees to offset value lost as a result of TWC’s separation from Time Warner Inc. on March 12, 2009 (the “Separation”);
and, in 2014, expenses associated with unsolicited proposals to acquire the Company.

2013 2012 2013 2012
Adjusted OIBDA 2,026 $         1,994 $         7,980 $         7,824 $
Merger-related and restructuring costs (38)                (17)                (119)              (115)
Depreciation (784)              (777)              (3,155)           (3,154)
Amortization (31)                (31)                (126)              (110)
Operating Income 1,173 $         1,169 $         4,580 $         4,445 $
Total revenue 5,577 $         5,485 $         22,120 $      21,386 $
Adjusted OIBDA as a percentage of revenue 36.3% 36.4% 36.1% 36.6%
Operating Income as a percentage of revenue 21.0% 21.3% 20.7% 20.8%
Net income per diluted common share attributable to TWC common shareholders 1.89 $           1.68 $           6.70 $           6.90 $
Merger-related and restructuring costs 0.09              0.03              0.25              0.22
Asset impairments -                -                -                0.02
Gains on asset sales -                -                -                (1.11)
Loss on equity award reimbursement obligation to Time Warner Inc. -                0.01              0.02              0.02
Certain changes to income tax provision (0.16)             (0.15)             (0.36)             (0.30)
Adjusted Diluted EPS 1.82 $           1.57 $           6.61 $           5.75 $
Items Affecting Comparability:
Merger-related and restructuring costs (38) $             (17) $             (119) $           (115) $
Asset impairments -                -                -                (12)
Gains on asset sales -                -                -                494
Loss on equity award reimbursement obligation to Time Warner Inc. (2)                    (4)                    (10)                (9)
Total of above items affecting comparability (40)                (21)                (129)              358
Income tax impact of above items 15                   8                     50                   (95)
Certain changes to income tax provision 45                   47                   104               95
Impact of items affecting comparability on net income attributable to TWC shareholders 20 $              34 $              25 $              358 $
Net income attributable to TWC shareholders 540 $            513 $            1,954 $         2,155 $
Impact of items affecting comparability on net income attributable to TWC shareholders (20)                (34)                (25)                (358)
Adjusted net income attributable to TWC shareholders 520 $            479 $            1,929 $         1,797 $
Cash provided by operating activities 1,599 $         1,410 $         5,753 $         5,525 $
Add:
Income taxes paid on investment sales -                84                   -                84
Excess tax benefit from equity-based compensation 12                   8                     93                   81
Less:
Capital expenditures (827)              (904)              (3,198)           (3,095)
Cash paid for other intangible assets (10)                (10)                (40)                (37)
Other (1)                    (1)                    (2)                    (6)
Free Cash Flow 773 $            587 $            2,606 $         2,552 $
2011
4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Cash provided by operating activities 1,344 $         1,383 $         1,537 $         1,195 $         1,410 $         1,394 $         1,551 $         1,209 $         1,599 $
Add:
Income taxes paid on investment sales -                -                -                -                84                   -                -                -                -
Excess tax benefit from equity-based compensation 2                     52                   8                     13                   8                     49                   17                   15                   12
Less:
Capital expenditures (942)              (706)              (712)              (773)              (904)              (770)              (827)              (774)              (827)
Cash paid for other intangible assets (11)                (9)                    (7)                    (11)                (10)                (12)                (8)                   (10)                (10)
Other (2)                    (2)                    (2)                    (1)                    (1)                    -                (1)                   -                (1)
Free Cash Flow 391 $            718 $            824 $            423 $            587 $            661 $            732 $            440 $            773 $
Reconciliation of Cash provided by operating activities to Free Cash Flow (in millions):
2012 2013
4th Quarter Full Year
Reconciliation of Net income attributable to TWC shareholders to Adjusted net income attributable to TWC shareholders (in millions):
Reconciliation of Net income per diluted common share attributable to TWC common shareholders to Adjusted Diluted EPS:
Reconciliation of Adjusted OIBDA  to Operating Income (in millions):
Adjusted OIBDA and Operating Income as percentages of revenue (in millions):
Reconciliation of Cash provided by operating activities to Free Cash Flow (in millions):
Reconciliations